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                                                             Page 14 of 16 Pages




                                                                       EXHIBIT 1


                                JOINT FILING AGREEMENT


         Each of the undersigned hereby agrees, pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, that the Amendment No. 2 to
Schedule 13G to which this Joint Filing Agreement is attached relating to the shares of common stock, par value $0.02 per share, of Blyth Industries, Inc., a Delaware corporation, is filed jointly on behalf of each such person.


         IN WITNESS WHEREOF, the undersigned agree to the terms hereof as of this 7th day of February, 1997.




                                                  /s/ Robert B. Goergen
                                                  ---------------------
                                                  Robert B. Goergen



                                                  /s/ Pamela M. Goergen
                                                  ---------------------
                                                  Pamela M. Goergen



                                                  THE GOERGEN FOUNDATION, INC.


                                                  By:/s/ Robert B. Goergen
                                                     ------------------------
                                                     Name:  Robert B. Goergen
                                                     Title: President

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                                                             Page 15 of 16 Pages



                                                  TRUST FOR THE BENEFIT OF ALICE
                                                  B. McCOOL


                                                  By:/s/ Robert B. Goergen
                                                     ------------------------
                                                     Name:  Robert B. Goergen
                                                     Title: Co-Trustee